UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2024

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	SCPX	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2024, Scorpius Holdings, Inc. (the “Company”) entered into amendments to Jeff Wolf’s and William Ostrander’s employment agreements to provide for an incentive performance bonus to align senior executive compensation with our growth objectives on meeting sales targets and booking goals.

The agreement that the Company had entered into Jeffrey Wolf, dated January 4, 2021, as amended December 7, 2022, was amended on August 23, 2024 (the “Wolf Amendment”) to provide for the payment to him of a special performance bonus equal to: (i) 5% of the contract values of New Bookings (as defined below) through the first $6 million of New Bookings prior to December 31, 2024; and (ii) 2.5% of the contract values of New Bookings of $6 million or more prior to December 31, 2024.

The agreement that the Company had entered into with William Ostrander, dated January 1, 2022, as amended December 7, 2022 and December 11, 2022, was amended on August 23, 2024 (the “Ostrander Amendment”) to provide for the payment to him of a special performance bonus equal to: (i) 2.5% of the contract values of New Bookings (as defined below) through the first $6 million of New Bookings prior to December 31, 2024; and (ii) 1.25% of the contract values of New Bookings of $6 million or more prior to December 31, 2024.

New Bookings is defined as the Company’s execution of definitive agreements with customers for the provision of new services on or after the date of the amended employment agreements and prior to December 31, 2024.

The foregoing description of the terms of the Wolf Amendment and Ostrander Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Jeffrey Wolf Employment Agreement with the Company dated as of August 23, 2024
10.2	Amendment No. 3 to William Ostrander Employment Agreement with the Company dated as of August 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2024	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer